                                                                    Exhibit 10.2


                           RECEIVABLES SALE AGREEMENT

                            Dated as of June 30, 1997

                                 by and between
                               TLC MULTIMEDIA INC.

                                       and

                       THE LEARNING COMPANY FUNDING, INC.

                           RECEIVABLES SALE AGREEMENT


                  RECEIVABLES SALE AGREEMENT (the "Agreement"), dated as of June 30, 1997 by and between TLC Multimedia Inc., a Minnesota corporation ("TLC Multimedia") and The Learning Company Funding, Inc., a Delaware corporation ("Funding Entity").

                              W I T N E S S E T H:

                  WHEREAS, the Funding Entity is a limited purpose bankruptcy-remote subsidiary of TLC Multimedia;

                  WHEREAS, the Funding Entity was formed for the sole purpose of purchasing or acquiring Receivables originated by TLC Multimedia and possibly other Transferring Subsidiaries of The Learning Company, Inc. (except for Excluded Receivables) and selling undivided interests in such Receivables to Lexington Parker Capital Company, LLC or its assigns (the "Purchaser") pursuant to the below-described Purchase Agreement; and

                  WHEREAS, TLC Multimedia intends to sell or contribute, and the Funding Entity intends to purchase or otherwise acquire, such Receivables, from time to time, as described herein;

                  NOW, THEREFORE, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Receivables Purchase Agreement (the "Purchase Agreement"), dated of even date herewith, by and among the Funding Entity, the Purchaser, Fleet National Bank as "Agent" thereunder, TLC Multimedia as the "Servicer" thereunder and TLC.

                  SECTION 2. Sale of Eligible Receivables.

                           2.1 Agreement to Sell. (a) The Funding Entity hereby
agrees to purchase and TLC Multimedia agrees to sell all of its Receivables (except for the Excluded Receivables) existing on the date hereof and created thereafter during the term of this Agreement. On or before every Tuesday of each week that the Purchase Agreement is in effect (or if Tuesday is not a Business Day, the next Business Day), TLC Multimedia will deliver or cause to be delivered, to the Funding Entity, a notice (the "List of Receivables") itemizing the Receivables TLC Multimedia will sell to the Funding Entity which notice shall list all Receivables available for purchase on such date, designate those Receivables which constitute Receivables under the Purchase Agreement, and specify the current Outstanding Balance, invoice date and Maturity Period (defined below) thereof and any other information required by the Funding Entity or Funding Entity's assignees with respect thereto. The Funding Entity shall be deemed to have purchased each Receivable included on such List of Receivables. Notwithstanding that the

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Purchase Price for the Receivables will be determined solely with reference to the Outstanding Balance of Eligible Receivables pursuant to Section 2.2 hereof, TLC Multimedia agrees that on each Purchase Date (as defined below) all of its available Receivables (except for Excluded Receivables) shall be sold to Purchaser hereunder. Each of the Receivables to be sold hereunder shall be referred to as a "Sold Receivable" and collectively, as the "Pool of Sold Receivables" (the term "Pool of Sold Receivables" shall include, but not be limited to, Receivables transferred to the Funding Entity which are not Eligible Receivables). Each date on which Receivables are sold or contributed hereunder or deemed sold or contributed hereunder shall be referred to as a "Purchase Date."

                                    (b) The ownership of each Sold Receivable
shall be vested in the Funding Entity immediately upon its Purchase Date and TLC shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such Sold Receivable. On the date hereof, TLC Multimedia shall execute a Receivable Assignment in the form of Exhibit A hereto. The delivery by TLC Multimedia to the Funding Entity of the List of Receivables shall automatically be deemed to constitute a sale or contribution of all Receivables included on such List of Receivables to the Funding Entity without the necessity of execution of a subsequent instrument of assignment, unless and except to the extent that the Funding Entity notifies TLC Multimedia that it does not desire to purchase or accept the contribution of any of the specific Receivables designated therein in which case such specified Receivables shall be excluded from such assignment.

                                    (c) TLC Multimedia shall indicate in its
Records that ownership of each Sold Receivable is held by the Funding Entity or its assignee. In addition, TLC Multimedia shall respond to any inquiries with respect to ownership of a Sold Receivable by stating that it is no longer the owner of such Sold Receivable and that ownership of such Sold Receivable is held by the Funding Entity or its assignee.

                           2.2 (a) Purchase Price. The Funding Entity agrees to
pay from time to time the Purchase Price for each Pool of Sold Receivables transferred to it hereunder calculated as follows:

                                 PP = (AOB) x AD

Where:

PP = the aggregate Purchase Price of the Pool of Sold Receivables assigned by TLC to the Funding Entity.

AOB = the aggregate Outstanding Balance of Eligible Receivables included in the Pool of Sold Receivables as of the Purchase Date.

AD =            100% - (DR + PLD)

DR = as of any Purchase Date, a percentage, determined by the Agent, equal to the Discount Rate then in effect under the Purchase Agreement multiplied by a

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                fraction, the numerator of which is the relevant Maturity
                Period and the denominator of which is 360.

PLD = the Loss Percentage in effect on the Purchase Date.

         The Purchase Price for the Pool of Sold Receivables will be determined only with respect to Eligible Receivables included in the Pool of Sold Receivables transferred on each Purchase Date to the Funding Entity, notwithstanding that the Pool of Sold Receivables transferred on such date shall include all Receivables TLC Multimedia has available for purchase on such date, (except for Excluded Receivables) whether such Receivables are Eligible Receivables or otherwise. For purposes hereof, the "Maturity Period" of a Receivable shall be the period in which TLC Multimedia estimates that it shall receive payment of the Outstanding Balance of the Receivable, but shall in no event be a date greater than 120 days from the date such Receivable was invoiced.

                                    (c) The Purchase Price shall be payable in
cash on each Purchase Date to the extent that the Funding Entity has sufficient cash available after it has satisfied any and all other obligations then due to Purchaser under the Purchase Agreement and to the extent it does not, through deferred payments evidenced by the Funding Entity Note (defined below). In the event of the addition of any other Affiliate of TLC Multimedia as a Transferring Subsidiary whose Receivables are eligible for purchase by Purchaser under the Purchase Agreement, the Purchase Price shall be due and payable to TLC Multimedia and any such Transferring Subsidiary, in the same proportion that the Purchase Prices allocable to the Eligible Receivables originated by TLC Multimedia and such Transferring Subsidiary included in the Pool of Sold Receivables bears to the aggregate Purchase Price allocable to all Eligible Receivables included in such Pool of Sold Receivables. If, on any Purchase Date, the Funding Entity does not have sufficient available cash (in its reasonable business judgment) to pay the full Purchase Price for the Pool of Sold Receivables it is purchasing, then the Funding Entity shall (i) make cash payments pro rata to TLC Multimedia and each Transferring Subsidiary based on the relationship that the amount of the Purchase Price due to each of TLC Multimedia and any such Transferring Subsidiary on such date bears to the amount of the aggregate Purchase Price due to TLC Multimedia and any such Transferring Subsidiary with respect to the Pool of Sold Receivables; and (ii) automatically increase the principal amount outstanding under the Funding Entity Note issued to TLC Multimedia or such Transferring Subsidiary by the amount by which the Purchase Price due to TLC Multimedia or such Transferring Subsidiary in connection with the Pool of Sold Receivables exceeds the amount of any cash payment made to TLC Multimedia or such Transferring Subsidiary on such Purchase Date pursuant to clause (i) above. The aggregate outstanding principal amount of the Funding Entity Notes shall not as of the close of business on any Business Day from the date hereof to the Facility Termination Date exceed twenty-five percent (25%) of the aggregate Outstanding Balances of Receivables then owned by the Funding Entity or Purchaser, after giving effect to all Receivables purchases and payments made pursuant to the terms hereof on such date.

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                                    (d) The Funding Entity Note shall be
substantially in the form of Exhibit B hereto, duly executed by the Funding Entity in favor of TLC Multimedia or the applicable Transferring Subsidiary, as the case may be. The Funding Entity Note shall, in accordance with its terms, be subordinated to the Receivable Interests acquired by the Purchaser pursuant to the Purchase Agreement and all other obligations of the Funding Entity to the Purchaser thereunder; provided, however, that the Funding Entity may make payments of interest and principal to TLC Multimedia and any applicable Transferring Subsidiary under the Funding Entity Note from cash available after payments of all amounts currently due and payable to Purchaser under the Receivables Purchase Agreement so long as no Termination Event or Potential Termination Event exists under the Purchase Agreement. The Funding Entity Note shall be payable in full within two (2) calendar years after the occurrence of the Facility Termination Date. The unpaid principal balance of each Funding Entity Note shall bear interest at a per annum rate equal to the Discount Rate in effect from time to time under the Purchase Agreement until fully paid. Payments received with respect to the Funding Entity Note shall be deemed to be applied first against any accrued, but unpaid interest and second, to the unpaid principal balance thereof. The Funding Entity may prepay all or any part of the outstanding balance of any or all of the Funding Entity Notes from time to time without premium or penalty of any kind whatsoever, except to the extent that such prepayment would result in a default by the Funding Entity with respect to any of its obligations to the Purchaser under the Purchase Agreement. Upon the addition of any Transferring Subsidiary, the Funding Entity shall execute and deliver to such Transferring Subsidiary a Funding Entity Note in substantially the same form as Exhibit B. TLC Multimedia, as Servicer, shall hold each Funding Entity Note for the benefit of any Transferring Subsidiary to whom such Funding Entity Note was issued, and shall make all appropriate record keeping entries with respect to the Funding Entity Notes or otherwise to reflect payments on or adjustments of any and all of the Funding Entity Notes. The Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on each Funding Entity Note at any time.

         SECTION 3. Representations and Warranties of TLC Multimedia. By execution hereof and pursuant to the Receivables Assignment, TLC Multimedia shall be deemed to have made the representations and warranties set forth in
Article II of the Purchase Agreement with respect to TLC Multimedia and each of the Sold Receivables for the benefit of the Funding Entity as of the date hereof and as of each subsequent Purchase Date (substituting "TLC Multimedia" for each reference to the "Seller" in Article II of the Purchase Agreement). Such representations and warranties (as so modified) are incorporated by reference in this Section 3, and the Funding Entity may rely thereon as if such representations and warranties were fully set forth herein. It is understood and agreed that the representations and warranties incorporated by reference in this
Section 3 shall survive the sale or assignment of the Sold Receivables to the Funding Entity and the sale or assignment of the Sold Receivables by the Funding Entity to the Purchaser or any other subsequent purchaser or assignee (including, but not limited to, the Liquidity Banks) and shall continue so long as any Sold Receivable shall remain outstanding. TLC Multimedia acknowledges that, pursuant to the Purchase Agreement, the Funding Entity intends to assign all of its right, title and interest in and to the Sold Receivables and its right to exercise the remedies created by Section 4 thereof to the Purchaser and the Purchaser intends to assign such rights to the Liquidity Banks and other subsequent purchasers or assignees. TLC Multimedia agrees that,

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upon such assignment, Purchaser, the Liquidity Bank or any subsequent purchaser or assignee may enforce directly against it, without joinder of the Funding Entity, the obligations of TLC Multimedia set forth in Section 4 hereof with respect to breaches of the representations and warranties set forth in Article II of the Purchase Agreement.

                  SECTION 4. Breach of Representations and Warranties; Deemed Collections. Upon discovery by the Funding Entity, (or the Purchaser, the Agent, Liquidity Bank or any subsequent purchaser or assignee) of a breach of any of the representations and warranties incorporated by reference in Section 3 hereof, which affects the value or collectibility of any Sold Receivable or the occurrence of any Dilution with respect to a Sold Receivable, on account of either of which event Purchaser is deemed to have received a Collection pursuant to Section 1.8 of the Receivables Purchase Agreement, the party discovering such occurrence giving rise to a Deemed Collection shall give prompt written notice to the other parties (including the Purchaser and any subsequent purchaser and assignees). Thereafter, if requested by notice from the Funding Entity, Purchaser or any subsequent purchaser or assignee of Purchaser (including any of the Liquidity Banks), TLC Multimedia shall within two (2) Business Days advance the Deemed Collection Amount to the Funding Entity (or, if so designated by the Purchaser, directly to the Purchaser on the Funding Entity's behalf) in good and immediately available funds. Alternatively, provided that no Termination Event or Potential Termination Event then exists, TLC Multimedia and the Funding Entity, with Purchaser's consent, may agree to accomplish the payment of any such Deemed Collection Amount as between TLC Multimedia and the Funding Entity through a reduction in the cash portion of the Purchase Price which would otherwise have been paid to TLC Multimedia for Receivables sold to the Funding Entity during the remainder of the then current Settlement Period.

                  SECTION 5. Grant of Security Interest. It is the intention of the parties hereto that each transfer of the Sold Receivables to be made hereunder shall constitute a sale or absolute assignment thereof and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitutes a loan and not a sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that TLC Multimedia shall be deemed to have granted to the Funding Entity a first priority security interest in all of its right, title and interest in, to and under the Sold Receivables, all Collections on account of Sold Receivables, all Related Security with respect thereto and all proceeds thereof.

                  SECTION 6. Indemnification. Without limiting any other rights that the Funding Entity or any assignee thereof, including, but not limited to, the Purchaser and the Liquidity Bank (each, an "Indemnified Party") may have hereunder or under applicable law, TLC Multimedia hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities and related out-of-pocket costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") which may be imposed on, incurred by or asserted against an Indemnified Party to the extent, but only to the extent, in any way arising out of or resulting from this Agreement, the transactions contemplated hereby or the use by the Seller of proceeds of any Sale or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified

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
Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (b) recourse for uncollectible Sold Receivables (except as expressly provided herein). Without limiting or being limited by the foregoing, TLC Multimedia shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts to the extent, but only to the extent relating to or resulting from:

                                    (a) reliance on any representation or
warranty made or deemed made by TLC Multimedia (or any of its officers) under or in connection with this Agreement or any report or any other information delivered by TLC Multimedia pursuant hereto, which shall have been incorrect in any material respect when made or deemed made or delivered;

                                    (b) the failure by TLC Multimedia to comply
in all material respects with any term, provision or covenant contained in this Agreement, or any agreement executed in connection with this Agreement or with any applicable law, rule or regulation with respect to any Sold Receivable or the related Contract, or the nonconformity of any Sold Receivable or the related Contract with any such applicable law, rule or regulation or the representations and warranties made with respect thereto;

                                    (c) the failure to vest and maintain vested
in the Funding Entity, or to transfer to the Funding Entity, legal and equitable title to and ownership of the Receivables which are, or are purported to be, Sold Receivables sold by TLC Multimedia, together with all Collections in respect thereof, free and clear of any Adverse Claim (except as permitted hereunder) whether existing at the time of the proposed transfer of such Receivable or at any time thereafter and such failure is not attributable to the actions of the Funding Entity;

                                    (d) any act or omission of TLC Multimedia
with respect to a Receivable occurring prior to or after the applicable Purchase Date;

                                    (e) any dispute, claim, offset or defense
(other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable or any other claim resulting from the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services;

                                    (f) any products liability claim or personal
injury or property damage suit arising out of or in conjunction with any Sold Receivable; and

                                    (g) any indemnity made by Purchaser pursuant
to the terms of the Purchase Agreement.

                                    TLC Multimedia acknowledges that, pursuant
to this Agreement, the Funding Entity shall assign its rights of indemnity granted hereunder to Purchaser and Purchaser shall assign its rights to the Liquidity Bank and following such assignment, Purchaser shall have all rights of the Funding Entity hereunder and may in turn assign such rights to additional assignees. TLC Multimedia agrees that, following such assignment, Purchaser or its assignee may enforce directly, without joinder of the Funding Entity, the indemnities set forth in this Section.

                  SECTION 7. No Waiver; Remedies. No failure on the part of the Funding Entity to exercise, and no delay in exercising, any right hereunder or under any Receivables Assignment shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

                  SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecommunication and express mail) and mailed or telecommunicated, or delivered as to each party hereto, in the manner and subject to the terms and conditions specified in the Purchase Agreement.

                  SECTION 9. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of each of TLC Multimedia and the Funding Entity, and their respective successors and permitted assigns. Except as set forth in Sections 3 and 6, none of the parties may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the other party. Notwithstanding anything to the contrary in the immediately preceding two sentences, TLC Multimedia acknowledges that the Funding Entity intends to assign its rights under this Receivables Sale Agreement and undivided interests in the Sold Receivables to the Purchaser pursuant to the Purchase Agreement and hereby further consents to such assignment and any subsequent assignment by the Purchaser of all or any part of its or the Purchaser's interest hereunder or in the Sold Receivables to any other Person (including, but not limited to, the Liquidity Banks) and further agrees and consents that following such assignment, Purchaser and any assignee of Purchaser may enforce the Funding Entity's rights hereunder against TLC Multimedia directly without joinder of the Funding Entity. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation and warranty made by TLC Multimedia pursuant to Section 4 shall be continuing and shall survive any termination of this Agreement.

                  SECTION 10. No Proceedings. TLC Multimedia hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against the Funding Entity any proceeding of the type referred to in Section 6.2(f) of the Purchase Agreement so long as there shall not have elapsed one year plus one day since the Aggregate Unpaids due to Purchaser under the Purchase Agreement shall have been paid in full in cash.

                  SECTION 11. Amendments; Consents and Waivers. No modification, amendment or waiver of, or with respect to, any provision of this Receivables Sale Agreement, and all other agreements, instruments and documents delivered thereto, nor consent to any departure by TLC Multimedia or the Funding Entity from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto, and

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
following any assignment of the type described in Section 3 or 6, the Purchaser or its assignees. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand by TLC Multimedia or the Funding Entity in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. This Agreement and the other Transaction Documents embody the entire agreement of the parties with respect to the Sold Receivables and supersede all prior agreements and understandings relating to the subject hereof.

                  SECTION 12. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS SALE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE COMMONWEALTH OF MASSACHUSETTS.

                                    (b) TLC MULTIMEDIA AND THE FUNDING ENTITY
HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT LOCATED IN BOSTON, MASSACHUSETTS, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF TLC MULTIMEDIA AND THE FUNDING ENTITY HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF TRANSFERRING SUBSIDIARY OR THE FUNDING ENTITY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                                    (c) TLC MULTIMEDIA AND THE FUNDING ENTITY
HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS RECEIVABLES SALE AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  SECTION 13. Execution in Counterparts; Severability. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction.

         IN WITNESS WHEREOF, the parties have caused this Receivables Sale Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       TLC MULTIMEDIA INC.

                                       By /s/ R. Scott Murray
                                         --------------------------------------
                                         Name: R. Scott Murray
                                              ---------------------------------
                                         Title: Executive V.P. and Chief
                                                 Financial Officer
                                               --------------------------------
                                       Address: The Learning Company, One
                                                Athenaeum Street
                                                Riverview Building, Cambridge,
                                                MA  02142
                                       Telephone number: (617) 494-5861
                                       Telecopier number: (617) 494-5627


                                       THE LEARNING COMPANY FUNDING, INC.

                                       By /s/ R. Scott Murray
                                         --------------------------------------
                                         Name: R. Scott Murray
                                              ---------------------------------
                                         Title: Executive V.P. and Chief
                                                 Financial Officer
                                               --------------------------------
                                       Address: The Learning Company, One
                                                Athenaeum Street
                                                Riverview Building, Cambridge,
                                                MA  02142
                                       Telephone number: (617) 494-5861
                                       Telecopier number: (617) 494-5627

                                      EXHIBIT A

                          [FORM OF RECEIVABLES ASSIGNMENT]

        Receivables Assignment, dated as of June 30, 1997 between the TLC Multimedia Inc. ("TLC Multimedia") and The Learning Company Funding, Inc. ("the Funding Entity").

        1. We refer to the Receivables Sale Agreement (the "Agreement"), dated as of June 30, 1997 between TLC Multimedia and the Funding Entity. All provisions of such Agreement are incorporated herein by reference. All capitalized terms used herein shall have the meanings set forth in such Agreement.

        2. Pursuant and subject to the terms of the Agreement, TLC Multimedia does hereby contribute, transfer, assign, set over and convey to the Funding Entity, without recourse, all right, title and interest of TLC Multimedia in and to all of the Receivables of TLC Multimedia (except Excluded Receivables) existing as of the date hereof or hereafter arising during the term of the Agreement (each, a "Sold Receivable") and the Funding Entity does hereby accept each such Sold Receivables. The terms and conditions of the contribution, transfer assignment, set over and conveyance are set forth in the Agreement.

        3. TLC Multimedia does hereby make the representations and warranties referred to in Section 3 of the Agreement with respect to each Sold Receivable with full force and effect as is fully set forth herein.

        4. In connection with each purchase or contribution of a Sold Receivable pursuant to the Agreement, TLC Multimedia shall furnish the Funding Entity with a separate List of Receivables to be transferred pursuant to
Section 2.1 of the Agreement, which List of Receivables (and the Receivables covered thereby) shall be deemed incorporated into and governed by this Assignment without the necessity of execution of subsequent instruments of assignment. All Receivables referenced in such List of Receivables shall automatically be deemed to have been assigned to the Funding Entity.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as an instrument under seal by their respective officers thereunto duly authorized, as of the date first above written.

                                        TLC MULTIMEDIA INC.

                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________

                                        THE LEARNING COMPANY FUNDING, INC.

                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________

                                      EXHIBIT B

                            [FORM OF FUNDING ENTITY NOTE]

                THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR RECEIVABLE INTERESTS (AS DEFINED IN THE SALE AGREEMENT HEREINAFTER DEFINED) ACQUIRED BY THE PURCHASER (AS DEFINED IN THE SALE AGREEMENT HEREINAFTER DEFINED) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE RECEIVABLES SALE AGREEMENT DATED AS OF JUNE 30, 1997 BY AND BETWEEN THE MAKER HEREOF AND THE PAYEE NAMED HEREIN (THE "SALE AGREEMENT").

                                 FUNDING ENTITY NOTE

                                                           Boston, Massachusetts
$18,750,000.00                                               Date: June 30, 1997

FOR VALUE RECEIVED, the undersigned, The Learning Company Funding, Inc., a Delaware corporation (the "Funding Entity"), hereby promises to pay to the order of TLC Multimedia Inc., ("TLC Multimedia"), in lawful money of the United States of America and in immediately available funds on the date which is two
(2) calendar years after the Facility Termination Date, the principal sum of up to EIGHTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($18,750,000.00) or, if less than such principal sum, the aggregate unpaid principal sum outstanding of all obligations outstanding hereunder pursuant to a Receivables Sale Agreement dated as of the date hereof between TLC Multimedia and the Funding Entity ("Sale Agreement"). Notwithstanding the foregoing, the outstanding principal of, and accrued and unpaid interest on, any such obligations under this Funding Entity Note may be prepaid on demand, in whole or in part, to the extent permitted under the terms of the Sale Agreement.

        This Funding Entity Term Note is referred to in and was executed and delivered pursuant to the Sale Agreement. Reference to the Sale Agreement is hereby made for a statement of the terms and conditions under which the obligations evidenced hereby have been and will be made. All terms which are capitalized and used herein (that are not otherwise specifically defined herein) and that are defined in the Sale Agreement shall be used in this Funding Entity Note as defined in the Sale Agreement.

        The principal amount of this Note may be increased or decreased from time to time in accordance with the provisions of the Sale Agreement.

        The Servicer under the Purchase Agreement is authorized and directed by the Funding Entity to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each advance made by it that is evidenced by this Funding Entity Note and the amount of each payment of principal made by the Funding Entity, and absent manifest error, such entities shall constitute prima facie evidence of the accuracy of the information so entered at any time; provided that neither the failure of the Servicer to make any such entry nor any error therein shall expand, limit or affect the obligations of the Funding Entity hereunder.












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
        The Funding Entity promises to pay interest on the outstanding unpaid principal amount hereof, from the date hereof until payment in full hereof at a rate equal to the Base Rate; provided, however, that if the Funding Entity shall default in the payment of any principal hereof, the Funding Entity promises to, on demand, pay interest at the rate equal to the Discount Rate then in effect under the Purchase Agreement plus 2% on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable in arrears.

        The indebtedness evidenced by this instrument is subordinated to the prior the Receivable Interests acquired by the Purchaser pursuant to, and to the extent provided in, the Sale Agreement.


        The Funding Entity may prepay this Funding Entity Note in whole or in part at any time and from time to time without penalty or premium of any kind, except that such a prepayment would result in a default by the Funding Entity with respect to any of its obligations to TLC Multimedia under the Purchase Agreement.

        This Funding Entity Note has been delivered at and shall be deemed to have been made at Boston, Massachusetts and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Massachusetts, but without regard to conflict of laws principles. Wherever possible each provision of this Funding Entity Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Funding Entity Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Funding Entity Note.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment of payment, demand, protest and notice of dishonor.

                                THE LEARNING COMPANY FUNDING, INC.



                                By: _________________________________________
                                    Name:
                                    Title:

                           SCHEDULE TO FUNDING ENTITY NOTE
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                                  AMOUNT OF          UNPAID
                    AMOUNT OF     PRINCIPAL        PRINCIPAL    NOTATION
        DATE          LOAN          PAID            BALANCE      MADE BY
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